                                                                  EXHIBIT 10.A.2

                                                                  EXECUTION COPY

================================================================================

                                  SECOND WAIVER

                                       TO

                    $3,000,000,000 REVOLVING CREDIT AGREEMENT

                            DATED AS OF JUNE 15, 2004

                                      AMONG

                EL PASO CORPORATION, EL PASO NATURAL GAS COMPANY,
              TENNESSEE GAS PIPELINE COMPANY, ANR PIPELINE COMPANY
                      AND COLORADO INTERSTATE GAS COMPANY,
                                  AS BORROWERS,

                            THE LENDERS PARTY HERETO,

                                       AND

                              JPMORGAN CHASE BANK,
                             AS ADMINISTRATIVE AGENT

              ABN AMRO BANK N.V. AND CITICORP NORTH AMERICA, INC.,
                           AS CO-DOCUMENTATION AGENTS

              BANK OF AMERICA, N.A. AND CREDIT SUISSE FIRST BOSTON,
                            AS CO-SYNDICATION AGENTS

================================================================================

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                                                                  EXECUTION COPY

                                  SECOND WAIVER
                  TO $3,000,000,000 REVOLVING CREDIT AGREEMENT

         This SECOND WAIVER TO $3,000,000,000 REVOLVING CREDIT AGREEMENT (this "Second Waiver") dated as of June 15, 2004, is by and among EL PASO CORPORATION, a Delaware corporation (the "Company"), EL PASO NATURAL GAS COMPANY, a Delaware corporation ("EPNGC"), TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation ("TGPC"), ANR PIPELINE COMPANY, a Delaware corporation ("ANR"), COLORADO INTERSTATE GAS COMPANY, a Delaware corporation, the several banks and other financial institutions signatories hereto, JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent"), ABN AMRO BANK N.V. and CITICORP NORTH AMERICA, INC., as Co-Documentation Agents, and BANK OF AMERICA, N.A. and CREDIT SUISSE FIRST BOSTON, as Co-Syndication Agents, and is in connection with $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003, as amended by that certain First Amendment to $3,000,000,000 Revolving Credit Agreement and Waiver (the "First Amendment") dated as of March 15, 2004 (as so amended, the "Credit Agreement"), by and among the Company, EPNGC, TGPC, ANR, the several banks and other financial institutions party thereto (the "Lenders"), the Administrative Agent, the Co-Documentation Agents and the Co-Syndication Agents. Each term defined in the Credit Agreement (as amended hereby) and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section and article references in this Second Waiver refer to the Credit Agreement.

                                    RECITALS:

         WHEREAS, the Company requested, and the Majority Lenders granted, certain modifications and waivers pursuant to the First Amendment, in connection with the Company's Reserve Reduction (as such term is defined in such First Amendment), its inability to timely file its annual report on Form 10-K, including its financial statements for the year ended December 31, 2003, with the Securities and Exchange Commission and its inability to deliver such annual report and such financial statements to the Lenders within 120 days after such year end as required by Section 5.08(b) of the Credit Agreement.

         WHEREAS, the Company anticipates that it will be unable to file its annual report on Form 10-K, including its financial statements for the year ended December 31, 2003, with the Securities and Exchange Commission or deliver the same to the Lenders, prior to the expiration of the waiver relating to
Section 5.08(b) of the Credit Agreement as set forth in the First Amendment.

         WHEREAS, the Company was unable to timely file its quarterly report on Form 10-Q, including its financial statements for the quarter ended March 31, 2004, with the Securities and Exchange Commission and consequently was unable to timely deliver such quarterly report and such financial statements to the Lenders as required by Section 5.08(a) of the Credit Agreement.

         WHEREAS, the Company has requested that the Administrative Agent and the Lenders waive its failure to comply with Section 5.08(a) and continue to waive the failure to comply with Section 5.08(b), together with the related Events of Default under the Credit Agreement that may result from the Company's failure to deliver such annual and quarterly reports to the Lenders.

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                                                                  EXECUTION COPY

                                   AGREEMENT:

         In consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. Waivers. The Administrative Agent and the Lenders hereby waive each of the following:

                  (a) compliance by the Company with the affirmative covenant contained in Section 5.08(a) of the Credit Agreement, insofar as such covenant requires that the unaudited financial statements for the Company and its consolidated Subsidiaries required to be delivered thereunder for the fiscal quarter ended March 31, 2004, must be delivered to each Lender within 60 days after March 31, 2004, together with an accompanying certificate of the chief financial officer, controller or treasurer of the Company; provided that such waiver shall expire upon the earliest to occur of the following (the "Waiver Expiration"):

                           (i) August 14, 2004;

                           (ii) the date upon which the Company or any
Significant Subsidiary shall receive notice from the holder or holders under any Material Indebtedness, or from any Person or Persons authorized to deliver such notice on behalf of such holder or holders, of an Unmatured Default;

                           (iii) the date on which the Company or any
Significant Subsidiary shall be required to provide notice to the holder or holders of any Material Indebtedness, or to any other Person or Persons authorized to receive such notice on behalf of such holder or holders, of an Unmatured Default which would become a Matured Default upon the lapse of time without any further action by any Person;

                           (iv) the date on which the Company or any Significant
Subsidiary has knowledge of, or should have had knowledge of, an Unmatured Default (other than an Excepted Default) under any Material Indebtedness if the effect of such knowledge by such Person is that such Unmatured Default would become a Matured Default upon the lapse of time without any further action by any Person;

                           (v) the date upon which a Matured Default with
respect to any Material Indebtedness (other than an Excepted Default) first exists; and

                           (vi) the date upon which the Company or any Excepted
Subsidiary shall have received with respect to an Excepted Default either a "Default Notice" pursuant to Section 9.01(x) of the Excepted Subsidiary Indenture or a notice of acceleration pursuant to Section 9.01(y) of the Excepted Subsidiary Indenture;

and provided further, that if the Waiver Expiration occurs prior to compliance by the Company with Section 5.08(a), then, notwithstanding the grace period provided for in Article VII(d), the Default arising out of the Company's failure to so comply with Section 5.08(a) shall become an Event of Default if such Default remains unremedied for twenty-nine (29) days after the date of the Waiver Expiration and this Second Waiver shall constitute written notice of such Default to

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the Company for purposes of Article VII(d) and such written notice shall be deemed to be received by the Company as of the date of the Waiver Expiration;

                  (b) compliance by the Company with the affirmative covenants contained in Sections 5.08(b) and (c) of the Credit Agreement, insofar as such covenants require that the audited financial statements for the Company and its consolidated Subsidiaries required to be delivered thereunder for the fiscal year ended December 31, 2003, must be delivered to each Lender within 120 days after December 31, 2003, together with an accompanying certificate of the chief financial officer, controller or treasurer of the Company; provided that such waiver shall expire on the Waiver Expiration; and provided further, that if the Waiver Expiration occurs prior to compliance by the Company with Sections 5.08(b) and (c), then, notwithstanding the grace period provided for in Article VII(d), the Defaults arising out of the Company's failure to so comply with Sections 5.08(b) and (c) shall each become an Event of Default if such Default remains unremedied for twenty-nine (29) days after the date of the Waiver Expiration and this Second Waiver shall constitute written notice of such Defaults to the Company for purposes of Article VII(d) and such written notice shall be deemed to be received by the Company as of the date of the Waiver Expiration;

                  (c) if the Waiver Expiration occurs prior to the compliance by the Company with the affirmative covenants contained in Sections 5.08(a), (b) or
(c) for the fiscal periods ending December 31, 2003 and March 31, 2004, and with respect only to a renewal or extension of any Letter of Credit issued by an Issuing Bank prior to the date of the Waiver Expiration, the condition set forth in Section 3.03(b) insofar as, and for as long as, such condition is not satisfied because of the existence and continuation of a Default or Event of Default arising out of the Company's failure to comply with Sections 5.08(a),
(b) or (c) with respect to the fiscal periods ending December 31, 2003 and March 31, 2004.

                  (d) For purposes of this Section 1 and the other provisions of this Second Waiver, the following terms shall have the meanings set forth below:

                           (i) "Excepted Default" means an event or condition
that could or has become an "Event of Default" pursuant to the provisions of Sections 9.01(c) and (d) of the Excepted Subsidiary Indenture.

                           (ii) "Excepted Subsidiary" means either of Gemstone
Investor Limited or Gemstone Investor, Inc.

                           (iii) "Excepted Subsidiary Indenture" means the
Indenture dated as of May 9, 2002 among the Excepted Subsidiaries, as issuers, The Bank of New York, as the New Indenture Trustee, and the Company, as guarantor, pursuant to which the Excepted Subsidiaries' 7.71% Guaranteed Senior Unsecured Notes due 2004 were issued.

                           (iv) "Material Indebtedness" means any Debt or
Guaranty of the Company or any Significant Subsidiary in an aggregate principal amount of $100,000,000 or more.

                           (v) "Matured Default" means any event or condition
which allows the holder or holders of any Material Indebtedness to accelerate the maturity of such Material Indebtedness.

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                           (vi) "Significant Subsidiary" means (i) each
Subsidiary of the Company that would be a "significant subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Securities and Exchange Commission and (ii) each of the Credit Related Parties, El Paso CGP Company, Gemstone Investor Limited, Gemstone Investor, Inc. and El Paso Production Holding Company.

                           (vii) "Unmatured Default" means any event or
condition which, with notice or lapse of time or both, allows the holder or holders of any Material Indebtedness to accelerate the maturity of such Material Indebtedness.

         Section 2. Limitations. The waivers set forth herein are limited precisely as written and shall not (a) be deemed to be a waiver or modification of any other term or condition of the Credit Agreement (including, but not limited to, any other Default or Event of Default under the Credit Agreement arising out of the same factual predicate as the Defaults waived herein in Sections 1(a) and (b)) or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the other documents or instruments referred to therein. Except as expressly modified hereby or by express written amendments thereof, the Credit Agreement and each of the other Loan Documents and instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Second Waiver and any of the foregoing documents, the terms of this Second Waiver shall be controlling.

         Section 3. Effectiveness. This Second Waiver shall become effective as of June 15, 2004, if on or prior to that date the following conditions have been satisfied or waived: (a) the Administrative Agent shall have received this Second Waiver, executed and delivered by each Borrower, the Administrative Agent and the Majority Lenders, (b) each Guarantor other than the Company shall have executed and delivered an acknowledgment and consent to this Second Waiver substantially in the form of Exhibit A hereto, (c) except for Excepted Defaults, no Matured Default exists and is continuing and (d) the Administrative Agent shall have received evidence satisfactory to it that any default or event of default under the Financing Documents (including any Company Project Support Document or any Company Reimbursement Document (as such term is defined in Appendix A-1 to the Security and Intercreditor Agreement)) for (i) the Lakeside Underlying Transaction (as defined on Schedule 1 attached hereto) and (ii) each of the Additional Covered Letters of Credit (as described on Schedule 1 attached hereto) arising from the failure of the Company to timely deliver its financial statements has been waived, cured or otherwise remedied.

         Section 4. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and each of the Lenders that:

                  (a) each of the representations and warranties made by the Company or its Subsidiaries in or pursuant to the Credit Agreement and the other Loan Documents (excluding Section 4.05 of the Credit Agreement) is true and correct in all material respects as of the date hereof, as if made (after giving effect to this Second Waiver) on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct in all material respects as of such specified date;

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                  (b) after giving effect to this Second Waiver, no Default or
Event of Default has occurred and is continuing as of the date hereof;

                  (c) except for the obligations set forth on Schedule 2 attached hereto, there is no credit agreement, instrument, guarantee, bond, indentures or similar document or agreement with respect to Debt or Guarantees of the Company or any Significant Subsidiary in aggregate principal amount of $50,000,000 or more under which an Unmatured Default or Matured Default will occur from a breach of the obligation of the relevant obligor thereunder or the Company to deliver financial statements for the year ended December 31, 2003 or for the fiscal period ended March 31, 2004, within any applicable time period required by such documents or agreements.

                  (d) for the period commencing March 30, 2004 to and including June 15, 2004, neither the Company nor any Significant Subsidiary has (i) been required to provide a notice with respect to any Unmatured Default, (ii) received notice from any Person with respect to any Unmatured Default or (iii) acquired knowledge of any Unmatured Default; provided, however, that the representations made in the foregoing clauses (i) and (iii) are not made as to any Excepted Default.

                  (e) no Matured Default exists and is continuing; provided, however, that no such representation is made as to any Excepted Default.

         Section 5. Covenant Regarding Coastal Petrochemical. The Company hereby agrees to (a) use its commercially reasonable efforts to obtain a waiver with respect to any event or condition which constitutes an event of default or which upon notice, lapse of time or both would, unless cured or waived, become an event of default under the Financing Documents (including any Company Project Support Document) for the Coastal Petrochemical Underlying Transaction arising from the failure of the Company to timely deliver its financial statements and
(b) to promptly provide a certified copy of any such waiver to the Administrative Agent.

         Section 6. Covenant to Deliver Notice of Waiver Expiration. The Company hereby covenants to deliver written notice to the Administrative Agent of the Waiver Expiration promptly upon the occurrence thereof and, if applicable, a copy of each notice with respect to any Unmatured Default, whether required to be provided by the Company or any Significant Subsidiary or received by the same, promptly upon either the receipt thereof or the delivery thereof by the Company or such Significant Subsidiary.

         Section 7. Adoption, Ratification and Confirmation of Loan Documents. The Company and each of the Pipeline Company Borrowers hereby adopts, ratifies and confirms the Loan Documents, as amended hereby, and acknowledges and agrees that the Loan Documents, as amended hereby, are and remain in full force and effect.

         Section 8. Governing Law. THIS SECOND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         Section 9. Descriptive Headings, Etc. The descriptive headings of the several sections of this Second Waiver are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the

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terms defined in the recitals to this Second Waiver are hereby incorporated into this Second Waiver in their entirety.

         Section 10. Payment of Expenses and Deferred Waiver Fees. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Second Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent. If the Company has not complied in all respects with the covenants of Sections 5.08(a), (b) and (c) of the Credit Agreement as of July 15, 2004, then the Company agrees to pay on July 16, 2004, to each Lender that is a signatory to this Second Waiver a deferred waiver fee in an amount equal to 0.05% of the Commitment of such Lender, such waiver fee constituting an Obligation under the Credit Agreement.

         Section 11. Entire Agreement. This Second Waiver and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

         Section 12. Counterparts. This Second Waiver may be executed in any number of counterparts (including by telecopy) and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

         Section 13. Successors. The execution and delivery of this Second Waiver by any Lender shall be binding upon each of its successors and assigns (including transferees of its Commitment and Loans in whole or in part prior to the effectiveness hereof) and binding in respect of all of its Commitment and Loans.

         [Signature Pages to this Second Waiver Begin on the Next Page]

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         In Witness Whereof, the parties hereto have caused this Second Waiver to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

THE COMPANY:                           EL PASO CORPORATION

                                       By: /s/ John J. Hopper
                                           -------------------------------------
                                           Name:  John J. Hopper
                                           Title: Vice President and Treasurer

PIPELINE COMPANY BORROWERS:

                                       EL PASO NATURAL GAS COMPANY

                                       By: /s/ Greg G. Gruber
                                           -------------------------------------
                                           Name: Greg G. Gruber
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Treasurer

                                       TENNESSEE GAS PIPELINE COMPANY

                                       By: /s/ Greg G. Gruber
                                           -------------------------------------
                                           Name: Greg G. Gruber
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Treasurer

                                       ANR PIPELINE COMPANY

                                       By: /s/ Greg G. Gruber
                                           -------------------------------------
                                           Name:  Greg G. Gruber
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Treasurer

                                       COLORADO INTERSTATE GAS COMPANY

                                       By: /s/ Greg G. Gruber
                                           -------------------------------------
                                           Name:  Greg G. Gruber
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and
                                                  Treasurer

                      Page 1 to Exhibit A to Second Waiver
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ADMINISTRATIVE AGENT:                  JPMORGAN CHASE BANK, individually and as
                                       Administrative Agent

                                       By: /s/   Peter M. Ling
                                           -------------------------------------
                                           Name:  Peter M. Ling
                                           Title: Managing Director

                      Page 2 to Exhibit A to Second Waiver

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LENDERS:                               ABN AMRO BANK N.V.

                                       By: /s/ Frank T. J. van Deur
                                           -------------------------------------
                                           Name:  Frank T. J. van Deur
                                           Title: Vice President

                                       By: /s/ Stephanie B. Casas
                                           -------------------------------------
                                           Name:  Stephanie B. Casas
                                           Title: Vice President

                      Page 3 to Exhibit A to Second Waiver

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                                       CITICORP NORTH AMERICA, INC.

                                       By: /s/ Amy Pincu
                                           -------------------------------------
                                           Name:  Amy Pincu
                                           Title: Director

                      Page 4 to Exhibit A to Second Waiver

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                                       BANK OF AMERICA, N.A.

                                       By: /s/ Patrick Honey
                                           -------------------------------------
                                           Name:  Patrick Honey
                                           Title: Principal

                      Page 5 to Exhibit A to Second Waiver

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                                       CREDIT SUISSE FIRST BOSTON, ACTING
                                       THROUGH ITS CAYMAN ISLANDS BRANCH

                                       By: /s/ James P. Moran
                                           -------------------------------------
                                           Name:  James P. Moran
                                           Title: Director

                                       By: /s/ Denise L. Alvarez
                                           -------------------------------------
                                           Name:  Denise L. Alvarez
                                           Title: Associate

                      Page 6 to Exhibit A to Second Waiver

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                                       THE BANK OF NOVA SCOTIA

                                       By: /s/  Nadine Bell
                                           -------------------------------------
                                           Name:  Nadine Bell
                                           Title: Senior Manager

                      Page 7 to Exhibit A to Second Waiver

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                                       HVB AG, NEW YORK BRANCH

                                       By: /s/ Loriann Curnyn
                                           -------------------------------------
                                           Name:  Loriann Curnyn
                                           Title: Managing Director

                                       By: /s/ Shannon Batchman
                                           -------------------------------------
                                           Name:  Shannon Batchman
                                           Title: Director

                      Page 8 to Exhibit A to Second Waiver

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                                       BNP PARIBAS

                                       By: /s/ Mark A. Cox
                                           -------------------------------------
                                           Name:  Mark A. Cox
                                           Title: Director

                                       By: /s/ Greg Smothers
                                           -------------------------------------
                                           Name: Greg Smothers
                                           Title: Vice President

                      Page 9 to Exhibit A to Second Waiver

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                                       DEUTSCHE BANK AG NEW YORK BRANCH

                                       By: /s/ Joel Makowsky
                                           -------------------------------------
                                           Name:  Joel Makowsky
                                           Title: Director

                                       By: /s/ Richard Henshall
                                           -------------------------------------
                                           Name:  Richard Henshall
                                           Title: Director

                      Page 10 to Exhibit A to Second Waiver

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                                       SOCIETE GENERALE

                                       By: /s/ Stephen W. Warfel
                                           -------------------------------------
                                           Name:  Stephen W. Warfel
                                           Title: Vice President

                      Page 11 to Exhibit A to Second Waiver

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                                       MIZUHO CORPORATE BANK, LTD.

                                       By: /s/ Noel Purcell
                                           -------------------------------------
                                           Name:  Noel Purcell
                                           Title: SVP & Dept. Head

                      Page 12 to Exhibit A to Second Waiver

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                                       THE BANK OF NEW YORK

                                       By: /s/ Lizanne T. Eberle
                                           -------------------------------------
                                           Name:  Lizanne T. Eberle
                                           Title: Vice President

                      Page 13 to Exhibit A to Second Waiver

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                                       CALYON NEW YORK BRANCH

                                       By: /s/ Olivier Audemand
                                           -------------------------------------
                                           Name:  Olivier Audemand
                                           Title: Managing Director

                      Page 14 to Exhibit A to Second Waiver

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                                       MELLON BANK, N.A.

                                       By: /s/ Gary A. Saul
                                           -------------------------------------
                                           Name:  Gary A. Saul
                                           Title: First Vice President

                      Page 15 to Exhibit A to Second Waiver

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                                       THE BANK OF TOKYO-MITSUBISHI, LTD HOUSTON
                                       AGENCY

                                       By: /s/ Kelson Glasscock
                                           -------------------------------------
                                           Name:  Kelson Glasscock
                                           Title: Vice President & Manager

                                       By: /s/ Jay Fort
                                           -------------------------------------
                                           Name:  Jay Fort
                                           Title: Vice President

                      Page 16 to Exhibit A to Second Waiver

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                                       BANK ONE, NA (MAIN OFFICE CHICAGO)

                                       By: /s/ Hal E. Fudge
                                           -------------------------------------
                                           Name:  Hal E. Fudge
                                           Title: First Vice President

                      Page 17 to Exhibit A to Second Waiver

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                                       LEHMAN COMMERCIAL PAPER INC.

                                       By: /s/ Janine M. Shugan
                                           -------------------------------------
                                           Name:  Janine M. Shugan
                                           Title:    Authorized Signatory

                      Page 18 to Exhibit A to Second Waiver

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                                       ROYAL BANK OF CANADA

                                       By: /s/ Raymond S. Chang
                                           -------------------------------------
                                           Name:  Raymond S. Chang
                                           Title: Vice President

                      Page 19 to Exhibit A to Second Waiver

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                                       KBC BANK N.V.

                                       By: /s/ Robert Snauffer
                                           -------------------------------------
                                           Name:  Robert Snauffer
                                           Title: First Vice President

                                       By: /s/ Eric Raskin
                                           -------------------------------------
                                           Name:  Eric Raskin
                                           Title: Vice President

                      Page 20 to Exhibit A to Second Waiver

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                                       NORDDEUTSCHE LANDESBANK GIROZENTRALE

                                       NEW YORK BRANCH AND/OR CAYMAN ISLANDS
                                       BRANCH

                                       By: /s/ Stephen K. Hunter
                                           -------------------------------------
                                           Name:  Stephen K. Hunter
                                           Title: SVP & Deputy General Manager

                                       By: /s/ Stephanie Finnen
                                           -------------------------------------
                                           Name:  Stephanie Finnen
                                           Title: VP

                      Page 21 to Exhibit A to Second Waiver

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                                       SPECIAL SITUATIONS INVESTING GROUP, INC.

                                       By: /s/ Robert S. Fanelli
                                           -------------------------------------
                                           Name:  Robert S. Fanelli
                                           Title: Authorized Signatory

                      Page 22 to Exhibit A to Second Waiver

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                                       AMARILLO NATIONAL BANK

                                       By: /s/ Craig I. Sanders
                                           -------------------------------------
                                           Name:  Craig I. Sanders
                                           Title: Executive Vice President

                      Page 23 to Exhibit A to Second Waiver

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                                       AKANTHOS ARBITRAGE MASTER FUND LP

                                       BY AKANTHOS CAPITAL MGMT LLC, HS GP

                                       By: /s/ Michael Kao
                                           -------------------------------------
                                           Name:  Michael Kao
                                           Title: Managing Member

                      Page 24 to Exhibit A to Second Waiver

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                                       QUADRANGLE MASTER FUNDING LTD

                                       By: /s/ Christopher Santana
                                           -------------------------------------
                                           Name:  Christopher Santana
                                           Title: Member

                      Page 25 to Exhibit A to Second Waiver

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                                       BEAR STEARNS INVESTMENT PRODUCTS INC.

                                       By: /s/ Richard Bram Smith
                                           -------------------------------------
                                           Name:  Richard Bram Smith
                                           Title: Vice President

                      Page 26 to Exhibit A to Second Waiver

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                                       TRS CALLISTO LLC

                                       By: /s/ Deborah O'Keefe
                                           -------------------------------------
                                           Name:  Deborah O'Keefe
                                           Title: Vice President

                      Page 27 to Exhibit A to Second Waiver

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                                       LONGACRE MASTER FUND LTD.

                                       By: /s/ Steven Weissman
                                           -------------------------------------
                                           Name:  Steven Weissman
                                           Title: Director

                      Page 28 to Exhibit A to Second Waiver

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                                       LONGACRE CAPITAL PARTNERS (QP) LP

                                       By: /s/   Steven Weissman
                                           -------------------------------------
                                           Name:  Steven Weissman
                                           Title: Member

                      Page 29 to Exhibit A to Second Waiver

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                                       SATELLITE SENIOR INCOME FUND, LLC

                                       By: /s/ Brian S. Kriftcher
                                           -------------------------------------
                                           Name:  Brian S. Kriftcher
                                           Title: Chief Operating Officer &
                                                  Principal

                      Page 30 to Exhibit A to Second Waiver

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                                       SATELLITE SENIOR INCOME FUND II, LLC

                                       By: /s/ Brian S. Kriftcher
                                           -------------------------------------
                                           Name:  Brian S. Kriftcher
                                           Title: Chief Operating Officer &
                                                  Principal

                      Page 31 to Exhibit A to Second Waiver

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                                                                  EXECUTION COPY

                                       OAK HILL SECURITIES FUND, L.P.

                                       By: Oak Hill Securities GenPar, L.P.
                                           its General Partner

                                       By: Oak Hill Securities MGP, Inc.,
                                           its General Partner

                                       By: /s/ Scott D. Krase
                                           -------------------------------------
                                           Name:  Scott D. Krase
                                           Title: Vice President

                      Page 32 to Exhibit A to Second Waiver

                                                                  EXECUTION COPY

                                       OAK HILL SECURITIES FUND II, L.P.

                                       By: Oak Hill Securities GenPar II, L.P.
                                           its General Partner

                                       By: Oak Hill Securities MGP II, Inc.,
                                           its General Partner

                                       By: /s/ Scott D. Krase
                                           -------------------------------------
                                           Name:  Scott D. Krase
                                           Title: Vice President

                      Page 33 to Exhibit A to Second Waiver

                                                                  EXECUTION COPY

                                       OAK HILL CREDIT ALPHA FUND LP

                                       By: Oak Hill Credit Alpha GenPar, L.P.
                                           its General Partner

                                       By: Oak Hill Credit Alpha MGP, Inc.,
                                           its General Partner

                                       By: /s/ Scott D. Krase
                                           -------------------------------------
                                           Name:  Scott D. Krase
                                           Title: Authorized Person

                      Page 34 to Exhibit A to Second Waiver

                                                                  EXECUTION COPY

                                       OAK HILL CREDIT ALPHA FUND (OFFSHORE) LTD

                                       By: /s/ Scott D. Krase
                                           -------------------------------------
                                           Name:  Scott D. Krase
                                           Title: Authorized Person

                      Page 35 to Exhibit A to Second Waiver